SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 24, 2011

AMERICAN ELECTRIC POWER COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

1-3525	New York	13-4922640
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of the Company approved amendments to Sections 6, 10 and 11 of the Company's By-Laws, effective as of May 24, 2011. The amendment to Section 6 permits meetings of stockholders to be presided over by the Chairman of the Board or the President.  The amendment to Section 10 removes provisions for appointing honorary directors. The amendment to Section 11 provides the Company greater flexibility regarding the roles of the Chairman of the Board and President by eliminating the requirement that the President be a member of the Board.

            The foregoing description is qualified in its entirety by reference to the Amendment to the By-Laws, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Form 8-K.

Item 9.01.            Financial Statements and Exhibits

(d)           Exhibits

3.1	Amendment to the By-Laws of American Electric Power Company, Inc.
3.2	Amended and Restated By-Laws of American Electric Power Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN ELECTRIC POWER COMPANY, INC.

By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title:	Assistant Secretary

May 25, 2011